American Fidelity Assurance Company and American Fidelity Separate Account C (File no. 811-21313) hereby incorporate by reference the annual reports for the underlying funds named below for filing with the Securities and Exchange Commission, pursuant to Rule 30b2-1 under the Investment Company Act of 1940 (the "Act").

Filer/Entity:  American Funds Insurance Series®
                       Fund/Portfolio Name: International Fund
File #:  811-03857
CIK #:  0000729528
Accession #:  0000051931-17-000402
Date of Filing:  02/28/17

Filer/Entity:  BlackRock Variable Series Funds, Inc.
                       Fund/Portfolio Name: Basic Value V.I. Fund
                       Fund/Portfolio Name: Value Opportunities V.I. Fund
File #:  811-03290
CIK #:  0000355916
Accession #:  0001193125-17-058782
Date of Filing:  02/27/17

Filer/Entity:  The Dreyfus Socially Responsible Growth Fund, Inc.
File #:  811-07044
CIK #:  0000890064
Accession #:  0000890064-17-000001
Date of Filing:  02/14/17

Filer/Entity:  Dreyfus Stock Index Fund, Inc.
File #:  811-05719
CIK #:  0000846800
Accession #:   0000846800-17-000001
Date of Filing:  02/14/17

Filer/Entity:  Vanguard® Variable Insurance Fund
                       Fund/Portfolio Name: Balanced Portfolio
                       Fund/Portfolio Name: Capital Growth Portfolio
                       Fund/Portfolio Name: Mid-Cap Index Portfolio
                       Fund/Portfolio Name: Total Bond Market Index Portfolio
                       Fund/Portfolio Name: Total Stock Market Index Portfolio
File #:  811-05962
CIK #:  0000857490
Accession #:  0000932471-17-003364
Date of Filing:  02/27/17

This annual report is for the period ended December 31, 2016 and has been transmitted to contract holders in accordance with Rule 30e-2 under the Act.

Any questions regarding this filing may be directed to Jennifer Wheeler at (405) 416-7984.